________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 28, 2007

          GSR Mortgage Loan Trust 2007-5F
(Exact Name of Issuing Entity)

GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

           GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

           Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2007-5F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139817) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $716,942,000 aggregate principal amount of the Class A-1, Class A-2, Class M-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Publicly Offered Certificates”) on December 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 13, 2007 as supplemented by the Prospectus Supplement dated December 27, 2007 to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement, a substantially final form of which is attached hereto as Exhibit 4.5.1, dated as of December 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator and master servicer, Deutsche Bank National Trust Company, as a custodian, and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as a custodian (together with Deutsche Bank National Trust Company, the “Custodians”), which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement (December 2007 Edition), attached hereto as Exhibit 4.5.2 (together with the Master Servicing and Trust Agreement, the "Trust Agreement"). The “Certificates” consist of the Publicly Offered Certificates and the Class B-4, Class B-5, Class B-6, Class RC and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $723,453,810 as of December 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Sales of Securities and Use of Proceeds.

On December 28, 2007, the following classes of certificates in the following amounts were sold by the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933 (the "Securities Act") to affiliates of the registrant that are certain qualified institutional buyers (as defined in Rule 144A of the Securities Act) or accredited investors (as defined in the Securities Act):

Class	Initial Class Principal Balance
Class B-4	$2,894,000
Class B-5	$2,170,000
Class B-6	$1,447,809
Class R	$0
Class RC	$0

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.5.1	Master Servicing and Trust Agreement, dated as of December 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodians, and the Trustee.

4.5.2	Standard Terms to Master Servicing and Trust Agreement (December 2007 Edition).

4.6	Form of Publicly Offered Certificates.

99.1	Flow Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Company (“GSMC”), as owner, and Avelo Mortgage, L.L.C. (“Avelo”), as servicer.

99.2	Representations and Warranties Agreement dated as of December 28, 2007, between GSMC and the Depositor.

99.3	Third Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of September 1, 2007, between GSMC and National City Mortgage Co. (“National City”).

99.4	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among GSMC, the Depositor and Avelo, as servicer.

99.5	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among the Trustee, the Depositor and Avelo, as servicer, and as acknowledged by Wells Fargo, as master servicer.

99.6	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among GSMC, the Depositor and National City, as servicer.

99.7	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among the Trustee, the Depositor and National City, as servicer, and as acknowledged by Wells Fargo, as master servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Greg A. Finck
Name: Greg A. Finck
Title: Managing Director

Dated: January 11, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.5.1	Master Servicing and Trust Agreement, dated as of December 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodians, and the Trustee.

4.5.2	Standard Terms to Master Servicing and Trust Agreement (December 2007 Edition).

4.6	Form of Publicly Offered Certificates.

99.1	Flow Servicing Agreement dated as of January 1, 2006, between GSMC, as owner, and Avelo, as servicer.

99.2	Representations and Warranties Agreement dated as of December 28, 2007, between GSMC and the Depositor.

99.3	Third Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of September 1, 2007, between GSMC and National City.

99.4	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among GSMC, the Depositor and Avelo, as servicer.

99.5	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among the Trustee, the Depositor and Avelo, as servicer, and as acknowledged by Wells Fargo, as master servicer.

99.6	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among GSMC, the Depositor and National City, as servicer.

99.7	Assignment, Assumption and Recognition Agreement dated as of December 1, 2007, among the Trustee, the Depositor and National City, as servicer, and as acknowledged by Wells Fargo, as master servicer.